UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) July 13, 2016

KOPIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA		01581
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (508) 870-5959

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

On July 13, 2016, the Board of Directors of Kopin Corporation (the “Company”) approved and adopted the Fifth Amended and Restated By-Laws for the Company (the “Amended By-Laws”), effective as of July 13, 2016.  The Amended By-Laws clarify and revise the time period under the advance notice provisions for director nominations and other matters to be brought before a stockholders meeting. In addition to conforming changes and clarifying revisions, the Amended By-Laws include the following revisions and clarifications:

1.
The time period in order for a stockholder’s notice of director nomination to be timely, which must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders, or, in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the Corporation no less than 90 days nor more than 120 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made. With respect to special meetings of stockholders, such notice must be delivered to the Secretary not more than 120 days prior to such meeting and not later than the later of (y) 90 days prior to such meeting or (z) 10 days following the date on which public announcement of the date of such meeting is first made by the Corporation. An affirmative statement that the procedures set forth in the Amended By-Laws are the exclusive means for a stockholder to make director nominations or submit other business before a stockholders meeting.

2.	Certain officer titles of the Company as provided in Article IV - Officers were changed and added.
The foregoing summary of the Amended By-Laws is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
(d)       Exhibits.

3.1	Fifth Amended and Restated By-Laws of Kopin Corporation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated: July 18, 2016	By:	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
3.1	Fifth Amended and Restated By-Laws of Kopin Corporation